-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form N-1A

                  REGISTRATION STATEMENT (NO. 33-4424) UNDER
                          THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No.                      [X]
                        Post-Effective Amendment No. 20                   [X]
                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 23                           [X]

                      VANGUARD CONVERTIBLESECURITIES FUND
        (Exact Name of Registrant as Specified in Declaration of Trust)

                                 P.O. Box 2600
                            Valley Forge, PA 19482
                    (Address of Principal Executive Office)

                 Registrant's Telephone Number (610) 669-1000

                          R. Gregory Barton, Esquire
                                 P.O. Box 876
                            Valley Forge, PA 19482

  We request that this filing become effective on March 26, 1999, pursuant to paragraph (b) of Rule 485.

  Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

  We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the period ended November 30, 1998 on February 23, 1999.

-------------------------------------------------------------------------------
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

                      VANGUARD CONVERTIBLE SECURITIES FUND

                             CROSS REFERENCE SHEET

  Form N-1A
 Item Number                                        Location in Prospectus
 -----------                                        ----------------------
  Item 1.    Front and Back Cover Pages............ Front and Back Cover Pages
  Item 2.    Risk/Return Summary: Investments,
             Risks, and Performance................ Fund Profile
  Item 3.    Risk/Return Summary: Fee Table........ Fee Table
  Item 4.    Investment Objectives, Principal
             Investment Strategies, and Related
             Risks................................. A Word About Risk; Who
                                                    Should Invest; Primary
                                                    Investment Strategies
  Item 5.    Management's Discussion of Fund
             Performance........................... Herein incorporated by reference to Registrant's
                                                    Annual Report to
                                                    Shareholders dated November
                                                    30, 1998 filed with the
                                                    Securities & Exchange
                                                    Commission's EDGAR system
                                                    on February 2, 1999.
  Item 6.    Management, Organization, and Capital
             Structure Securities.................. The Fund and Vanguard;
                                                    Investment Adviser
  Item 7.    Shareholder Information............... Share Price; Dividends,
                                                    Capital Gains, and Taxes;
                                                    Investing with Vanguard
  Item 8.    Distribution Arrangements............. Not Applicable
  Item 9.    Financial Highlights Information...... Financial Highlights
  Form N-1A                                         Location in Statement
 Item Number                                        of Additional Information
 -----------                                        -------------------------
  Item 10.   Cover Page and Table of Contents...... Cover Page; Table of
                                                    Contents
  Item 11.   Fund History.......................... Description of the Fund
  Item 12.   Description of the Fund and its
             Investments and Risks................. Investment Objective and
                                                    Policies; Description of
                                                    the Fund; and Fundamental
                                                    Investment Limitations
  Item 13.   Management of the Fund................ Management of the Fund
  Item 14.   Control Persons and Principal Holders
             of Securities......................... Management of the Fund
  Item 15.   Investment Advisory and Other          Investment Advisory
             Services.............................. Services
  Item 16.   Brokerage Allocation and Other
             Practices............................. Portfolio Transactions
  Item 17.   Capital Stock and Other Securities.... Description of the Fund
  Item 18.   Purchase, Redemption, and Pricing of
             Shares................................ Purchase of Shares;
                                                    Redemption of Shares; and
                                                    Share Price
  Item 19.   Taxation of the Fund.................. Description of the Fund
  Item 20.   Underwriters.......................... Not Applicable
  Item 21.   Calculation of Performance Data....... Yield and Total Return
  Item 22.   Financial Statements.................. Financial Statements

--------------------------------------------------------------------------------

Vanguard Convertible Securities Fund

Prospectus
March 26, 1999

    Contents

 1 Fund Profile
 3 Additional Information
 3 A Word About Risk
 3 Who Should Invest
 4 Primary Investment Strategies
 7 The Fund and Vanguard
 7 Investment Adviser
 8 Year 2000 Challenge
 8 Dividends, Capital Gains, and Taxes
 9 Share Price
10 Financial Highlights
11 Investing with Vanguard
11 Services and Account Features
12 Types of Accounts
12 Buying Shares
14 Redeeming Shares
17 Transferring Registration
17 Fund and Account Updates

Glossary (inside back cover)

--------------------------------------------------------------------------------
   Why Reading This Prospectus Is Important

   This prospectus explains the objective, risks, and strategies of Vanguard Convertible Securities Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk((R))" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------






Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                                                                               1

Fund Profile

The following profile summarizes key features of Vanguard Convertible Securities Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide current income and long-term growth of capital.

INVESTMENT STRATEGIES
The Fund invests mainly in convertible securities, which are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities include corporate bonds and preferred stocks that are convertible into common stock, as well as debt securities with warrants attached. Convertible securities tend to have credit ratings that are below investment grade.

PRIMARY RISKS
The Fund is subject to several risks, any of which could cause investors to lose money. These include:
 . Interest rate risk, which is the chance that prices of convertible securities will decline over short or even long periods due to rising interest rates. The market value of a convertible security is particularly sensitive to changes in interest rates when the convertible security's predetermined conversion price is much higher than the price of the issuing company's common stock.
 . Stock market risk, which is the chance that prices of convertible securities will decline over short or even long periods due to a general decline in the stock market. The market value of a convertible security is particularly sensitive to changes in the price of the issuer's common stock when the convertible security's predetermined conversion price is about the same as the price of the issuing company's common stock.
 . Credit risk, which is the chance that an issuer will fail to pay interest or dividends on a convertible security in a timely manner. Companies that issue convertible securities are usually small-to-medium size, and they often lack top ratings for creditworthiness or credit quality. In addition, the credit rating of a company's convertible securities is generally lower than the rating of its conventional debt securities, since convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional debt before it can make payments on its convertible securities.
 . Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

         -------------------------------------------------------------
                             Annual Total Returns
         -------------------------------------------------------------

[BAR CHART APPEARS HERE]

1989         15.85%
1990         -8.18%
1991         34.34%
1992         19.00%
1993         13.54%
1994         -5.68%
1995         16.74%
1996         15.44%
1997         16.39%
1998          0.56%


  During the period shown in the bar chart, the highest return for a calendar quarter was 14.77% (quarter ended March 31, 1991) and the lowest return for a quarter was -16.01% (quarter ended September 30, 1990).

2

         ---------------------------------------------------------------------------------
             Average Annual Total Returns for Years Ended December 31, 1998
         ---------------------------------------------------------------------------------
                                                      1 Year    5 Years           10 Years
         ---------------------------------------------------------------------------------
         Vanguard Convertible Securities Fund          0.56%      8.27%             11.13%
         CS First Boston Convertibles Index            6.55      10.83              12.30
         Lipper Convertible Fund Average               4.40      10.37              11.37
         ---------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended November 30, 1998.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None
Sales Charge (Load) Imposed on Reinvested Dividends:       None
Redemption Fees:                                           None
Exchange Fees:                                             None

Annual Fund Operating Expenses (expenses deducted from the
Fund's assets)
Management Expenses:                                      0.67%
12b-1 Distribution Fees:                                   None
Other Expenses:                                           0.06%
  Total Annual Fund Operating Expenses:                   0.73%

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

------------------------------------------------------------
    1 Year        3 Years       5 Years      10 Years
------------------------------------------------------------
      $75          $233          $406          $906
------------------------------------------------------------

 This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


 PLAIN TALK ABOUT

  The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

 PLAIN TALK ABOUT

     Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Convertible Securities Fund's expense ratio in fiscal year 1998 was 0.73%, or $7.30 per $1,000 of average net assets. The average convertible securities mutual fund had expenses in 1997 of 1.48%, or $14.80 per $1,000 of average net assets, according to Lipper, Inc., which reports on the mutual fund industry.

Additional Information

Dividends and Capital Gains Distributed
Dividends are paid quarterly in March, June, September, and December; capital gains, if any, are distributed in December

Investment Adviser
Oaktree Capital Management, LLC, Los Angeles, Calif., since 1996

Inception Date
June 17, 1986

Net Assets as of November 30, 1998
$172 million

Suitable for IRAs
Yes

Minimum Initial Investment
$3,000; $1,000 for IRAs and custodial accounts for minors

Newspaper Abbreviation
Convrt

Vanguard Fund Number
082

Cusip Number
922023106

Ticker Symbol
VCVSX

--------------------------------------------------------------------------------
A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard Convertible Securities Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Convertible Securities Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock and bond markets.
  Look for this [GRAPHIC OF FLAG APPEARS HERE] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
--------------------------------------------------------------------------------

Who Should Invest

The Fund may be a suitable investment for you if:
 . You are seeking higher current income than is normally available from common stocks and greater potential for long-term growth of capital than is normally available from corporate bonds.
 . You wish to add a convertible securities fund to your existing holdings, which could include other stock, bond, money market, and tax-exempt investments.
 . You are willing to tolerate sharp, sometimes sudden fluctuations in the value of your investment. In the past, price fluctuations for convertible securities have been wider than those for bonds but not as wide as those for stocks.

                               PLAIN TALK ABOUT

                            Costs and Market-Timing

  Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

  The Vanguard funds do not permit market-timing. Do not invest in this Fund if you are a market-timer.

4

  The Fund has adopted the following policies, among others, to discourage short-term trading:
 . The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds-- that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the request or because of a history of excessive trading by the investor.
 . There is a limit on the number of times you can exchange into and out of the
  Fund (see "Redeeming Shares" in the Investing with Vanguard section).
 . The Fund reserves the right to stop offering shares at any time.

Primary Investment Strategies

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective--current income along with long-term growth of capital. It also explains how the adviser implements these strategies.The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders.
  In addition, this section discusses several important risks--interest rate risk, stock market risk, credit risk, and manager risk--faced by investors in the Fund.

Market Exposure
Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities. These securities include corporate bonds and preferred stocks that are convertible into common stock, as well as debt securities with warrants (which permit their owners to buy a specific number of stock shares at a predetermined price) or common stock attached.
  The remaining 20% of the Fund's assets may be invested in non-convertible corporate or U.S. government debt securities, common stocks, or money market instruments.

[GRAPHIC OF FLAG APPEARS HERE] Because convertible securities perform like bonds under certain conditions, the Fund is subject to interest rate risk, which is the chance that the market value of the Fund's shares will decline over short or even long periods due to rising interest rates.

                               PLAIN TALK ABOUT

                            Convertible Securities

Convertible securities are "hybrid" securities--that is, they have some characteristics of bonds and some of common stocks. Like a bond (or some preferred stocks), a convertible security typically pays a fixed rate of interest (or dividends) and promises to repay principal at a given date in the future. However, an investor can exchange the convertible security for a specific number of shares of the issuing company's common stock, at a "conversion price" specified at the time the convertible security is issued. Accordingly, the value of the convertible security increases (or decreases) as the price of the underlying common stock increases (or decreases). Convertible securities typically pay income yields that are higher than the dividend yield of the issuer's common stock, but lower than the yield of the issuer's debt securities.

                               PLAIN TALK ABOUT

                           Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

  When a convertible security's predetermined conversion price is much higher than the price of the issuing company's common stock, the convertible security takes on the characteristics of a bond. At such times, the price of the security will move in the opposite direction of interest rates.
  In the past, bond investors have seen the value of their investment rise and fall--sometimes significantly--with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused long-term bond prices to fall by almost 48%.
  To illustrate the volatility of bond prices, the following table shows the effect of both a 1% and a 2% change (both up and down) in interest rates on three bonds with a face value of $1,000; each has a different maturity.

         -----------------------------------------------------------------------------------------
                                     How Interest Rate Changes Affect the
                                       Value of a $1,000 Investment(*)
         -----------------------------------------------------------------------------------------
                                                After a 1%   After a 1%   After a 2%   After a 2%
         Type of Bond (Maturity)                 Increase    Decrease      Increase     Decrease
         -----------------------------------------------------------------------------------------
         Short-Term (2.5 years)                    $978       $1,023         $956        $1,046
         Intermediate-Term (10 years)               932        1,074          870         1,156
         Long-Term (20 years)                       901        1,116          816         1,251
         -----------------------------------------------------------------------------------------
         (*)Assumes a 7% yield.
         -----------------------------------------------------------------------------------------

  These figures are intended to illustrate interest rate risk; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.

[GRAPHIC OF FLAG APPEARS HERE] Because prices of the Fund's convertible holdings may fluctuate in response to price changes in the underlying common stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

  When a convertible security's predetermined conversion price is about the same as the price of the issuing company's common stock, the convertible security tends to behave like a common stock. In such a case, the security's price may exhibit the volatility that is characteristic of common stocks.
  To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

         ----------------------------------------------------------------------------------------
                                     U.S. Stock Market Returns (1926-1998)
         ----------------------------------------------------------------------------------------
                                      1 Year      5 Years      10 Years     20 Years
         ----------------------------------------------------------------------------------------
         Best                           54.2%       24.1%        19.9%        17.7%
         Worst                         -43.1       -12.4         -0.8          3.1
         Average                        13.1        10.7         11.0         11.0
         ----------------------------------------------------------------------------------------

  The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through
1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

6

                               PLAIN TALK ABOUT

                                Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all convertible securities funds is approximately 115%, according to Morningstar, Inc.

                               PLAIN TALK ABOUT

                                 Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.


Security Selection
Oaktree Capital Management, LLC ("Oaktree"), adviser to the Fund, generally selects convertible securities that offer attractive yields and were issued by companies with above-average growth potential. In general, each security selected for the Fund will, in Oaktree's opinion, be priced at a reasonable premium relative to the price at which it can be converted into common stock. Oaktree typically will sell a security when the security approaches its conversion price, or if a security is no longer as attractive as an alternate investment.

[GRAPHIC OF FLAG APPEARS HERE] The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner.

  Companies that issue convertible securities often do not have high credit ratings. In addition, the credit rating of a company's convertible securities is typically lower than the rating of the company's conventional debt securities, since convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional debt before it can make payments on its convertible securities.
  The Fund invests primarily in convertible securities that are rated B, Ba, or Baa by Moody's Investors Service or B, BB, or BBB by Standard and Poor's Corporation. Reflecting the universe of convertible securities, most of the Fund's holdings that are rated are below investment-grade. The Fund may also invest in nonrated securities that, in the opinion of the adviser, are equivalent in quality to a B rating or better. Therefore, credit risk is greater for the Fund than for funds that invest in higher-grade bonds.
  The Fund is generally managed without regard to tax ramifications.

[GRAPHIC OF FLAG APPEARS HERE] The Fund is subject to manager risk, which is the possibility that the adviser may do a poor job of selecting stocks.

Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 113%. (A turnover rate of 100% occurs, for example, when a Fund sells and replaces securities valued at 100% of its net assets within a one-year period.)

Other Investment Policies and Risks
The Fund is authorized to invest up to 20% of its assets in foreign securities that are denominated in U.S. dollars. These securities may be traded in U.S. or foreign markets. To the extent that it owns dollar-denominated foreign stocks, the Fund is subject to country risk, which is the possibility that political events (such as a war), financial, economic, or currency problems (such as government default or currency devaluation), or natural disasters (such as an earthquake) will weaken a country's economy and cause securities issued by companies in that country to lose value.
  The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which the Fund acquires an interest cannot exceed 20% of total assets.
  The reasons for which the Fund will invest in futures and options are:
 . To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
 . To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
  The Fund may, from time to time, take temporary defensive measures--such as holding cash reserves without limit--that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.


The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $440 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
  Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


Investment Adviser

The Fund employs Oaktree Capital Management, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, CA, 90071 as its investment adviser. Oaktree manages the Fund subject to the control of the Trustees and officers of the Fund.
  Oaktree's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.


                               PLAIN TALK ABOUT

                     Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.


                               PLAIN TALK ABOUT

                              The Fund's Adviser

Oaktree Capital Management, LLC, is an investment advisory firm founded in 1995. Oaktree focuses on certain specialized investment areas, including convertible securities. As of November 30, 1998, Oaktree managed more than $11.4 billion in assets.
  The manager responsible for overseeing the implementation of Oaktree's strategy for Vanguard Convertible Securities Fund is:
  Larry W. Keele, Principal and Founder of Oaktree; has worked in investment management since 1981; has managed portfolio investments since 1983; B.A., Tennessee Tech University; M.B.A., University of South Carolina.

8

  For the fiscal year ended November 30, 1998, the net fee paid to Oaktree was $767,000. This fee represented an effective annual rate of 0.41% of the Fund's average net assets.
  In addition, Oaktree's advisory fee is increased or decreased, based on the cumulative investment performance of the Fund as compared to the cumulative total return of the Credit Suisse First Boston Convertible Securities Index. Under this fee arrangement, Oaktree's fee can be increased or decreased by as much as 50%.
  The incentive/penalty fee structure will not be in full operation until the quarter ending November 30, 1999. Until then, the incentive/penalty fee will be calculated using certain transition rules.
  The Fund has authorized Oaktree to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.
  In the interest of obtaining better execution of a transaction, Oaktree may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then Oaktree is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Oaktree or the Fund. Also, the Fund may direct Oaktree to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
  The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement between the Fund and Oaktree, or hire a new investment adviser, either as a replacement for Oaktree or as an additional adviser. Any such change will be communicated to shareholders in writing.


Year 2000 Challenge

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.
  The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems.

Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.
  In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.
  However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.


                               PLAIN TALK ABOUT

                                Distributions

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

Dividends, Capital Gains, and Taxes

The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses), as well as any capital gains realized from the sale of its holdings. Income distributions generally occur in March, June, September, and December; capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December.
  Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.
 . The dividends and short-term capital gains that you receive are considered ordinary income for tax purposes.
 . Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.
 . Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of its ordinary investment activities. Consequently, distributions may vary considerably from year to year.
 . If you sell or exchange shares, any gain or loss you have is a taxable event.
  This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
 . Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.
  The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.) You should consult your tax adviser about the tax consequences of an investment in the Fund.
  Important Note: By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.


Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                     Total Assets - Liabilities
              Net Asset Value  =   ------------------------------------
                                    Number of Shares Outstanding

  Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
  A Note on Pricing: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.


                               PLAIN TALK ABOUT

                              "Buying a Dividend"

Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

10

   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is Convrt.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

  ----------------------------------------------------------------------------------------
                                                      Vanguard Convertible Securities Fund
                                                            Year Ended November 30,
                                           -----------------------------------------------
                                               1998       1997      1996     1995     1994
  ----------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Year         $13.01     $13.07    $12.03   $10.94   $12.89
  ----------------------------------------------------------------------------------------
  Investment Operations
    Net Investment Income                       .52        .53       .43      .52      .53
    Net Realized and Unrealized Gain (Loss)
      on Investments                           (.77)      1.17      1.29     1.26    (1.04)
                                             ----------------------------------------------
      Total from Investment Operations         (.25)      1.70      1.72     1.78     (.51)
                                             ----------------------------------------------
  Distributions
    Dividends from Net Investment Income       (.54)      (.47)     (.54)    (.51)    (.53)
    Distributions from Realized Capital Gains (1.12)     (1.29)     (.14)    (.18)    (.91)
      Total Distributions                     (1.66)     (1.76)     (.68)    (.69)   (1.44)
  ----------------------------------------------------------------------------------------
  Net Asset Value, End of Year               $11.10     $13.01    $13.07   $12.03   $10.94
  ========================================================================================

  Total Return                               -2.16%     14.81%    14.88%   17.10%   -4.35%
  ========================================================================================

  Ratios/Supplemental Data
    Net Assets, End of Year (Millions)         $172       $189      $170     $172     $175
    Ratio of Total Expenses to
      Average Net Assets                      0.73%      0.67%     0.69%    0.75%    0.73%
    Ratio of Net Investment Income to
      Average Net Assets                      4.36%      4.29%     3.43%    4.63%    4.68%
    Turnover Rate                              186%       182%       97%      46%      52%
  ========================================================================================

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.


                               PLAIN TALK ABOUT

                  How to Read the Financial Highlights Table

The Fund began fiscal 1998 with a net asset value (price) of $13.01 per share. During the year, the Fund earned $0.52 per share from investment income (interest and dividends). There was a decline of $0.77 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.25 from investment operations.
  Shareholders received $1.66 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.
  Investment losses ($0.25 per share) plus the distributions ($1.66 per share) resulted in a share price of $11.10 at the end of the year. This was a decrease of $1.91 per share (from $13.01 at the beginning of the year to $11.10 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was -2.16% for the year.
  As of November 30, 1998, the Fund had $172 million in net assets. For the year, its expense ratio was 0.73% ($7.30 per $1,000 of net assets); and its net investment income amounted to 4.36% of its average net assets. It sold and replaced securities valued at 186% of its net assets.

"Standard & Poor's((R))," "S&P((R))," "S&P 500((R))," "Standard & Poor's 500,"
and "500" are trademarks of The McGraw-Hill Companies, Inc.

 Investing with Vanguard

 Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?
   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.
   The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a . Please call us to request copies.

Services and Account Features

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
Telephone Redemptions (Sales and Exchanges)
Automatically set up for this Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
Vanguard Direct Deposit Service/TM/ [GRAPHIC OF BOOK APPEARS HERE]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
Vanguard Automatic Exchange Service/TM/ [GRAPHIC OF BOOK APPEARS HERE]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
Vanguard Fund Express(R) [GRAPHIC OF BOOK APPEARS HERE]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
Vanguard Dividend Express/TM/ [GRAPHIC OF BOOK APPEARS HERE]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
Vanguard Tele-Account(R) 1-800-662-6273 (ON-BOARD)[GRAPHIC OF BOOK APPEARS HERE] Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.
--------------------------------------------------------------------------------
Access Vanguard/TM/ www.vanguard.com [GRAPHIC OF COMPUTER APPEARS HERE]
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:
 . Open a new account*.
 . Buy, sell, or exchange shares of most funds.
 . Change your name/address.
 . Add/change fund options (including dividend options, Vanguard
  Fund Express, bank instructions, checkwriting, and Vanguard Automatic
  Exchange Service).
*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
Investor Information Department: 1-800-662-7447 (SHIP) Text Telephone:
1-800-952-3335 Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
Client Services Department: 1-800-662-2739 (CREW) Text Telephone: 1-800-662-2738 Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
Services for Clients of Vanguard's Institutional Division: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

12

Types of Accounts

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
For One or More People
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
For Holding Personal Trust Assets [GRAPHIC OF BOOK APPEARS HERE]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
For Individual Retirement Accounts [GRAPHIC OF BOOK APPEARS HERE]
Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
For an Organization [GRAPHIC OF BOOK APPEARS HERE]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
For Third-Party Trustee Retirement Investments
Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
Vanguard Prototype Plans
Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A Note on Investing with Vanguard Through Other Firms
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------


Buying Shares

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
Minimum Investment to . . .
open a new account
$3,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A Note on Low Balances
The Fund reserves the right to close any nonretirement account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance falls below $2,500.
The fee is waived if your total Vanguard account assets are $50,000 or more.
--------------------------------------------------------------------------------
By Mail to . . . [GRAPHIC OF ENVELOPE APPEARS HERE] open a new account
Complete and sign the application form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

                                                                              13
Make your check payable to: The Vanguard Group-82
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 2600                           455 Devon Park Drive
Valley Forge, PA 19482-2600             Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 2900                           455 Devon Park Drive
Valley Forge, PA 19482-2900             Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
By Telephone to . . . [GRAPHIC OF TELEPHONE RECEIVER APPEARS HERE] open a new account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

add to an existing account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

Vanguard Tele-Account                Client Services
1-800-662-6273                       1-800-662-2739
*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
By Wire to Open a New Account or Add to an Existing Account [GRAPHIC OF WIRE
                                                            APPEARS HERE]
Call Client Services to arrange your wire transaction. Wire transactions are not available for retirement accounts, except for asset transfers and direct rollovers.

Wire to:
FRB ABA 021001088
Marine Midland Bank, New York

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Convertible Securities Fund--82
[Account number, or temporary number for a new account]
[Registered account owner/s]
[Registered address]
--------------------------------------------------------------------------------
 You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

14

A Note on Large Purchases
It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------


Redeeming Shares

This section describes how you can redeem--that is, sell or exchange--the Fund's shares.

When Selling Shares:
 . Vanguard sends the redemption proceeds to you or a designated third party.* . You can sell all or part of your Fund shares at any time.

*May require a signature guarantee; see footnote on page 16.

When Exchanging Shares:
 . The redemption proceeds are used to purchase shares of a different Vanguard fund.
 . You must meet the receiving fund's minimum investment requirements.
 . Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.
--------------------------------------------------------------------------------
Note: Once a redemption is processed and a confirmation number given, the transaction cannot be canceled.
--------------------------------------------------------------------------------

HOW TO REQUEST A REDEMPTION
You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail.
--------------------------------------------------------------------------------
Online Requests [GRAPHIC OF COMPUTER APPEARS HERE]
Access Vanguard at www.vanguard.com
You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).
 Note: The Vanguard funds whose shares you cannot exchange online or by telephone are Vanguard U.S. Stock Index Funds, Vanguard Balanced Index Fund, Vanguard International Stock Index Funds, Vanguard REIT Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Growth and Income Fund. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.
--------------------------------------------------------------------------------
Telephone Requests [GRAPHIC OF TELEPHONE RECEIVER APPEARS HERE]
All Account Types Except Retirement:
Call Vanguard Tele-Account 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Retirement Accounts:
You can exchange--but not sell--shares by calling Tele-Account or Client
Services.

Vanguard Tele-Account                Client Services
1-800-662-6273                       1-800-662-2739
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:
 . The ten-digit account number.
 . The name and address exactly as registered on the account.
 . The primary Social Security or employer identification number as registered on the account.
 . The Personal Identification Number, if applicable.
Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------
A Note on Unusual Circumstances
Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
Mail Requests [GRAPHIC OF ENVELOPE APPEARS HERE]
All Account Types Except Retirement:
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:
For information on how to request distributions from:
 . Traditional IRAs and Roth IRAs--call Client Services.
 . SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and
  Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 1120                           455 Devon Park Drive
Valley Forge, PA 19482-1120             Wayne, PA 19087-1815

16

For clients of Vanguard's Institutional Division ...

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 2900                           455 Devon Park Drive
Valley Forge, PA 19482-2900             Wayne, PA 19087-1815
--------------------------------------------------------------------------------
A Note on Large Redemptions
It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.
  If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash.
If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------

OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds in one of two ways: check, or exchange to another Vanguard fund.
--------------------------------------------------------------------------------
Check Redemptions
Normally, Vanguard will mail your check within two business days of a redemption.
--------------------------------------------------------------------------------
Exchange Redemptions
As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------

FOR OUR MUTUAL PROTECTION
For your best interests and ours, Vanguard applies these additional requirements to redemptions:

Request in "Good Order"
All redemption requests must be received by Vanguard in "good order." This means that your request must include:
 . The Fund name and account number.
 . The amount of the transaction (in dollars or shares).
 . Signatures of all owners exactly as registered on the account (for mail requests).
 . Signature guarantees (if required).*
 . Any supporting legal documentation that may be required.
 . Any outstanding certificates representing shares to be redeemed.
*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most banks, credit unions, and licensed brokers.

Transactions are processed at the next-determined share price after Vanguard has received all required information.
--------------------------------------------------------------------------------
Limits on Account Activity
Because excessive account transactions can disrupt management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:
 .  You may make no more than two substantive "round trips" through the Fund during any 12-month period.
 . Your round trips through the Fund must be at least 30 days apart.
 . The Fund may refuse a share purchase at any time, for any reason.
 . Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
--------------------------------------------------------------------------------

                                                                              17
--------------------------------------------------------------------------------
Return Your Share Certificates

Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------
All Trades Final
Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been received and a confirmation number assigned.
--------------------------------------------------------------------------------

Transferring Registration

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 1110                           455 Devon Park Drive
Valley Forge, PA 19482-1110             Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 2900                           455 Devon Park Drive
Valley Forge, PA 19482-2900             Wayne, PA 19087-1815
--------------------------------------------------------------------------------

Fund and Account Updates

STATEMENTS AND REPORTS
We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.
 In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.
 To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.
--------------------------------------------------------------------------------
Confirmation Statement
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
Portfolio Summary [GRAPHIC OF BOOK APPEARS HERE]
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------

18

--------------------------------------------------------------------------------
Fund Financial Reports
Mailed in January and July for this Fund.
--------------------------------------------------------------------------------
Tax Statements
Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------
Average Cost Review Statement [GRAPHIC OF BOOK APPEARS HERE]
Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.
--------------------------------------------------------------------------------

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

(This page intentionally left blank.)

Glossary of Investment Terms

Bond
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

Capital Gains Distribution
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Convertible Securities
Hybrid securities, combining the investment characteristics of both bonds and common stocks. Like a bond (or preferred stock), a convertible security pays a fixed income rate (dividend), but may be converted into common stock at a specific price or conversion rate.

Credit Quality
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

Dividend Income
Payment to shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

Face Value
The amount to be paid at maturity of a bond; also known as the par value or principal.

Fixed-Income Securities
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

Investment Adviser
An organization that makes the day-to-day decisions regarding a fund's investments.

Investment Grade
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances.

Maturity
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Principal
The amount of your own money you put into an investment.

Securities
Stocks, bonds, money market instruments, and other investment vehicles.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                     [LOGO OF THE VANGUARD GROUP
                                                            APPEARS HERE]

                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

For More Information
If you'd like more information about Vanguard Convertible Securities Fund, the following documents are available free upon request:

Annual/Semiannual Report to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

The Vanguard Group
Investor Information
Department
P.O. Box 2600
Valley Forge, PA 19482-2600

Telephone:
1-800-662-7447 (SHIP)

Text Telephone:
1-800-952-3335

World Wide Web:
www.vanguard.com

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone:
1-800-662-2739 (CREW)

Text Telephone:
1-800-662-2738

Information provided by the
Securities and Exchange
Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
file number: 811-4627

(C) 1999 The Vanguard Group, Inc
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

P082N-03/26/1999

Vanguard Convertible Securities Fund

Participant Prospectus
March 26, 1999


      Contents

1   Fund Profile

3   Additional Information

3   A Word About Risk

3   Who Should Invest

4   Primary Investment Strategies

7   The Fund and Vanguard

8   Investment Adviser

8   Year 2000 Challenge

9   Dividends, Capital Gains, and Taxes

9   Share Price

10  Financial Highlights

11  Investing with Vanguard

11  Accessing Fund Information by Computer

Glossary (inside back cover)

--------------------------------------------------------------------------------

Why Reading This Prospectus Is Important

This prospectus explains the objective, risks, and strategies of Vanguard Convertible Securities Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk((R))" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Important Note

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

--------------------------------------------------------------------------------


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Profile

The following profile summarizes key features of Vanguard Convertible Securities Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide current income and long-term growth of capital.


INVESTMENT STRATEGIES
The Fund invests mainly in convertible securities, which are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities include corporate bonds and preferred stocks that are convertible into common stock, as well as debt securities with warrants attached. Convertible securities tend to have credit ratings that are below investment grade.

PRIMARY RISKS
The Fund is subject to several risks, any of which could cause investors to lose money. These include:

 . Interest rate risk, which is the chance that prices of convertible securities will decline over short or even long periods due to rising interest rates.
   The market value of a convertible security is particularly sensitive to changes in interest rates when the convertible security's predetermined conversion price is much higher than the price of the issuing company's common stock.
 . Stock market risk, which is the chance that prices of convertible securities will decline over short or even long periods due to a general decline in the stock market. The market value of a convertible security is particularly sensitive to changes in the price of the issuer's common stock when the convertible security's predetermined conversion price is about the same as the price of the issuing company's common stock.
 . Credit risk, which is the chance that an issuer will fail to pay interest or dividends on a convertible security in a timely manner. Companies that issue convertible securities are usually small-to-medium size, and they often lack top ratings for creditworthiness or credit quality. In addition, the credit rating of a company's convertible securities is generally lower than the rating of its conventional debt securities, since convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional debt before it can make payments on its convertible securities.
 . Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

          -----------------------------------------------------------
                              Annual Total Returns
          -----------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                                1989    15.85%
                                1990    -8.18%
                                1991    34.34%
                                1992    19.00%
                                1993    13.54%
                                1994    -5.68%
                                1995    16.74%
                                1996    15.44%
                                1997    16.39%
                                1998     0.56%

  During the period shown in the bar chart, the highest return for a calendar quarter was 14.77% (quarter ended March 31, 1991) and the lowest return for a quarter was -16.01% (quarter ended September 30, 1990).

2

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1998
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years
--------------------------------------------------------------------------------
Vanguard Convertible Securities Fund            0.56%      8.27%       11.13%
CS First Boston Convertibles Index              6.55      10.83        12.30
Lipper Convertible Fund Average                 4.40      10.37        11.37
--------------------------------------------------------------------------------

                                PLAIN TALK ABOUT
                             The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

                                PLAIN TALK ABOUT
                                  Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Convertible Securities Fund's expense ratio in fiscal year 1998 was 0.73%, or $7.30 per $1,000 of average net assets. The average convertible securities mutual fund had expenses in 1997 of 1.48%, or $14.80 per $1,000 of average net assets, according to Lipper, Inc., which reports on the mutual fund industry.

FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended November 30, 1998.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                         None
Sales Charge (Load) Imposed on Reinvested Dividends:              None
Redemption Fees:                                                  None
Exchange Fees:                                                    None


Annual Fund Operating Expenses (expenses deducted from the
Fund's assets)
Management Expenses:                                             0.67%
12b-1 Distribution Fees:                                          None
Other Expenses:                                                  0.06%
  Total Annual Fund Operating Expenses:                          0.73%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
      1 Year         3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
       $75            $233            $406            $906
--------------------------------------------------------------------------------

   This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information

Dividends and Capital Gains Distributed
Dividends are paid quarterly in March, June, September, and December; capital gains, if any, are distributed in December

Investment Adviser
Oaktree Capital Management, LLC, Los Angeles, Calif., since 1996

Inception Date
June 17, 1986

Net Assets as of November 30, 1998
$172 million

Newspaper Abbreviation
Convrt

Vanguard Fund Number
082

Cusip Number
922023106

Ticker Symbol
VCVSX

================================================================================

A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard Convertible Securities Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Convertible Securities Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock and bond markets.
   Look for this [GRAPHIC OF FLAG APPEARS HERE] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================


Who Should Invest

The Fund may be a suitable investment for you if:
 . You are seeking higher current income than is normally available from common stocks and greater potential for long-term growth of capital than is normally available from corporate bonds.
 . You wish to add a convertible securities fund to your existing holdings, which could include other stock, bond, money market, and tax-exempt investments.
 . You are willing to tolerate sharp, sometimes sudden fluctuations in the value of your investment. In the past, price fluctuations for convertible securities have been wider than those for bonds but not as wide as those for stocks.


                                PLAIN TALK ABOUT
                             Costs and Market-Timing

   Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

   The Vanguard funds do not permit market-timing. Do not invest in this Fund if you are a market-timer.

4

   The Fund has adopted the following policies, among others, to discourage short-term trading:
 . The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds-- that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the request or because of a history of excessive trading by the investor.
 .  There is a limit on the number of times you can exchange into and out of the
   Fund (see "Exchanges" in the Investing with Vanguard section).
 .  The Fund reserves the right to stop offering shares at any time.


                                PLAIN TALK ABOUT
                             Convertible Securities

Convertible securities are "hybrid" securities--that is, they have some characteristics of bonds and some of common stocks. Like a bond (or some preferred stocks), a convertible security typically pays a fixed rate of interest (or dividends) and promises to repay principal at a given date in the future. However, an investor can exchange the convertible security for a specific number of shares of the issuing company's common stock, at a "conversion price"specified at the time the convertable security is issued. Accordingly, the value of the convertible security increases (or decreases) as the price of the underlying common stock increases (or decreases). Convertible securities typically pay income yields that are higher than the dividend yield of the issuer's common stock, but lower than the yield of the issuer's debt securities.


Primary Investment Strategies

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective--current income along with long-term growth of capital. It also explains how the adviser implements these strategies. The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders.
   In addition, this section discusses several important risks--interest rate risk, stock market risk, credit risk, and manager risk--faced by investors in the Fund.

Market Exposure
Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities. These securities include corporate bonds and preferred stocks that are convertible into common stock, as well as debt securities with warrants (which permit their owners to buy a specific number of stock shares at a predetermined price) or common stock attached.
   The remaining 20% of the Fund's assets may be invested in non-convertible corporate or U.S. government debt securities, common stocks, or money market instruments.

[GRAPHIC OF FLAG APPEARS HERE]
Because convertible securities perform like bonds under certain conditions, the Fund is subject to interest rate risk, which is the chance that the market value of the Fund's shares will decline over short or even long periods due to rising interest rates.

                                PLAIN TALK ABOUT
                            Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

   When a convertible security's predetermined conversion price is much higher than the price of the issuing company's common stock, the convertible security takes on the characteristics of a bond. At such times, the price of the security will move in the opposite direction of interest rates.
   In the past, bond investors have seen the value of their investment rise and fall--sometimes significantly--with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused long-term bond prices to fall by almost 48%.
   To illustrate the volatility of bond prices, the following table shows the effect of both a 1% and a 2% change (both up and down) in interest rates on three bonds with a face value of $1,000; each has a different maturity.

   ---------------------------------------------------------------------------
                      How Interest Rate Changes Affect the
                          Value of a $1,000 Investment*
   ---------------------------------------------------------------------------
                                After a 1%  After a 1%  After a 2%  After a 2%
    Type of Bond (Maturity)      Increase    Decrease    Increase    Decrease
   ---------------------------------------------------------------------------
   Short-Term (2.5 years)          $978      $1,023        $956      $1,046
   Intermediate-Term (10 years)     932       1,074         870       1,156
   Long-Term (20 years)             901       1,116         816       1,251
   ---------------------------------------------------------------------------
    *Assumes a 7% yield.
   ---------------------------------------------------------------------------

   These figures are intended to illustrate interest rate risk; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.

[GRAPHIC OF FLAG APPEARS HERE]
   Because prices of the Fund's convertible holdings may fluctuate in response to price changes in the underlying common stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

   When a convertible security's predetermined conversion price is about the same as the price of the issuing company's common stock, the convertible security tends to behave like a common stock. In such a case, the security's price may exhibit the volatility that is characteristic of common stocks.
  To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

    ---------------------------------------------------------------------
                      U.S. Stock Market Returns (1926-1998)
    ---------------------------------------------------------------------
                          1 Year     5 Years      10 Years       20 Years
    ---------------------------------------------------------------------
    Best                   54.2%       24.1%        19.9%          17.7%
    Worst                 -43.1       -12.4         -0.8            3.1
    Average                13.1        10.7         11.0           11.0
    ---------------------------------------------------------------------
   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

6


Security Selection
Oaktree Capital Management, LLC ("Oaktree"), adviser to the Fund, generally selects convertible securities that offer attractive yields and were issued by companies with above-average growth potential. In general, each security selected for the Fund will, in Oaktree's opinion, be priced at a reasonable premium relative to the price at which it can be converted into common stock. Oaktree typically will sell a security when the security approaches its conversion price, or if a security is no longer as attractive as an alternate investment.

[GRAPHIC OF FLAG APPEARS HERE]
   The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner.

   Companies that issue convertible securities often do not have high credit ratings. In addition, the credit rating of a company's convertible securities is typically lower than the rating of the company's conventional debt securities, since convertibles are normally considered "junior " securities--that is, the company usually must pay interest on its conventional debt before it can make payments on its convertible securities.
   The Fund invests primarily in convertible securities that are rated B, Ba, or Baa by Moody's Investors Service or B, BB, or BBB by Standard and Poor's Corporation. Reflecting the universe of convertible securities, most of the Fund's holdings that are rated are below investment-grade. The Fund may also invest in nonrated securities that, in the opinion of the adviser, are equivalent in quality to a B rating or better. Therefore, credit risk is greater for the Fund than for funds that invest in higher-grade bonds.
   The Fund is generally managed without regard to tax ramifications.

[GRAPHIC OF FLAG APPEARS HERE]
   The Fund is subject to manager risk, which is the possibility that the adviser may do a poor job of selecting stocks.


Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 113%. (A turnover rate of 100% occurs, for example, when a Fund sells and replaces securities valued at 100% of its net assets within a one-year period.)


                                PLAIN TALK ABOUT
                                  Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all convertible securities funds is approximately 115%, according to Morningstar, Inc.


Other Investment Policies and Risks
The Fund is authorized to invest up to 20% of its assets in foreign securities that are denominated in U.S. dollars. These securities may be traded in U.S. or foreign markets. To the extent that it owns dollar denominated foreign stocks, the Fund is subject to country risk, which is the possibility that political events (such as a war), financial, economic, or currency problems (such as government default or currency devaluation), or natural disasters (such as an earthquake) will weaken a country's economy and cause securities issued by companies in that country to lose value.

   The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which the Fund acquires an interest cannot exceed 20% of total assets.
   The reasons for which the Fund will invest in futures and options are:

 .  To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
 . To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

   The Fund may, from time to time, take temporary defensive measures-- such as holding cash reserves without limit--that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.


The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $440 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


                                PLAIN TALK ABOUT
                                   Derivatives

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.


                                PLAIN TALK ABOUT
                      Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

8

                                PLAIN TALK ABOUT
                               The Fund's Adviser

Oaktree Capital Management, LLC, is an investment advisory firm founded in 1995. Oaktree focuses on certain specialized investment areas, including convertible securities. As of November 30, 1998, Oaktree managed more than $11.4 billion in assets.
   The manager responsible for overseeing the implementation of Oaktree's strategy for Vanguard Convertible Securities Fund is:
   Larry W. Keele, Principal and Founder of Oaktree; has worked in investment management since 1981; has managed portfolio investments since 1983; B.A., Tennessee Tech University; M.B.A., University of South Carolina.

Investment Adviser

The Fund employs Oaktree Capital Management, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, CA, 90071 as its investment adviser. Oaktree manages the Fund subject to the control of the Trustees and officers of the Fund.
   Oaktree's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

   For the fiscal year ended November 30, 1998, the net fee paid to Oaktree was $767,000. This fee represented an effective annual rate of 0.41% of the Fund's average net assets.
   In addition, Oaktree's advisory fee is increased or decreased, based on the cumulative investment performance of the Fund as compared to the cumulative total return of the Credit Suisse First Boston Convertible Securities Index. Under this fee arrangement, Oaktree's fee can be increased or decreased by as much as 50%.
   The incentive/penalty fee structure will not be in full operation until the quarter ending November 30, 1999. Until then, the incentive/penalty fee will be calculated using certain transition rules.
   The Fund has authorized Oaktree to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

   In the interest of obtaining better execution of a transaction, Oaktree may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then Oaktree is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Oaktree or the Fund. Also, the Fund may direct Oaktree to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
   The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement between the Fund and Oaktree, or hire a new investment adviser, either as a replacement for Oaktree or as an additional adviser. Any such change will be communicated to shareholders in writing.


Year 2000 Challenge

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.
   The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.
   In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

   However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

Dividends, Capital Gains, and Taxes

The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses), as well as any capital gains realized from the sale of its holdings. Income distributions generally occur in March, June, September, and December; capital gains distributions generally occur in December.

   Dividend and capital gains distributions of Fund shares that are held as an investment option in an employer-sponsored retirement or savings plan will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Description, or your own tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.

                                PLAIN TALK ABOUT

                                  Distributions

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                     Total Assets  -  Liabilities
              Net Asset Value  =  -----------------------------------
                                     Number of Shares Outstanding

   Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

   A Note on Pricing: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is Convrt.

10

                                PLAIN TALK ABOUT

                   How to Read the Financial Highlights Table

The Fund began fiscal 1998 with a net asset value (price) of $13.01 per share. During the year, the Fund earned $0.52 per share from investment income (interest and dividends). There was a decline of $0.77 per share in the value of investments held or sold by the Fund resulting in a net decline of $0.25 from investment operations.

   Shareholders received $1.66 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

   Investment losses ($0.25 per share) plus the distributions ($1.66 per share) resulted in a share price of $11.10 at the end of the year. This was a decrease of $1.91 per share (from $13.01 at the beginning of the year to $11.10 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was -2.16% for the year.

   As of November 30, 1998, the Fund had $172 million in net assets. For the year, its expense ratio was 0.73% ($7.30 per $1,000 of net assets); and its net investment income amounted to 4.36% of its average net assets. It sold and replaced securities valued at 186% of its net assets.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

-----------------------------------------------------------------------------------------------------------
                                                           Vanguard Convertible Securities Fund
                                                                  Year Ended November 30,
                                              -------------------------------------------------------------
                                                 1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $  13.01     $  13.07     $  12.03     $  10.94     $  12.89
-----------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                            .52          .53          .43          .52          .53
  Net Realized and Unrealized Gain (Loss)
    on Investments                                (.77)        1.17         1.29         1.26        (1.04)
                                              -------------------------------------------------------------
    Total from Investment Operations              (.25)        1.70         1.72         1.78         (.51)
                                              -------------------------------------------------------------
Distributions
  Dividends from Net Investment Income            (.54)        (.47)        (.54)        (.51)        (.53)
  Distributions from Realized Capital Gains      (1.12)       (1.29)        (.14)        (.18)        (.91)
                                              -------------------------------------------------------------
    Total Distributions                          (1.66)       (1.76)        (.68)        (.69)       (1.44)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  11.10     $  13.01     $  13.07     $  12.03     $  10.94
===========================================================================================================

Total Return                                     -2.16%       14.81%       14.88%       17.10%       -4.35%
===========================================================================================================

Ratios/Supplemental Data
    Net Assets, End of Year (Millions)        $    172     $    189     $    170     $    172     $    175
    Ratio of Total Expenses to
       Average Net Assets                         0.73%        0.67%        0.69%        0.75%        0.73%
    Ratio of Net Investment Income to
       Average Net Assets                         4.36%        4.29%        3.43%        4.63%        4.68%
    Turnover Rate                                  186%         182%          97%          46%          52%
===========================================================================================================

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Investing with Vanguard

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

 . If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

 . If you have questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.

Investment Options and Allocations

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

Exchanges

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than four substantive "round trips" through the Fund (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

  Before making an exchange to or from another fund available in your plan, consider the following:

 . Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

 . Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

 . Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

Accessing Fund Information by Computer

--------------------------------------------------------------------------------
Vanguard on the World Wide Web www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

                     (This page intentionally left blank.)

Glossary of Investment Terms

Bond

A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

Capital Gains Distribution

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves

Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Convertible Securities

Hybrid securities, combining the investment characteristics of both bonds and common stocks. Like a bond (or preferred stock), a convertible security pays a fixed income rate (dividend), but may be converted into common stock at a specific price or conversion rate.

Credit Quality

A measure of a bond issuer's ability to pay interest and principal in a timely manner.

Dividend Income

Payment to shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

Face Value

The amount to be paid at maturity of a bond; also known as the par value or principal.

Fixed-Income Securities

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

Investment Adviser

An organization that makes the day-to-day decisions regarding a fund's investments.

Investment Grade

A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances.

Maturity

The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

Net Asset Value (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Principal

The amount of your own money you put into an investment.

Securities

Stocks, bonds, money market instruments, and other investment vehicles.

Total Return

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                    [LOGO OF THE VANGUARD GROUP(R) APPEARS HERE]

                                                     Institutional Division
                                                     Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

For More Information

If you'd like more information about Vanguard Convertible Securities Fund, the following documents are available free upon request:

Annual/Semiannual Report to Shareholders

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

The Vanguard Group
Participant Services Center
P.O. Box 2900
Valley Forge, PA 19482-2900

Telephone:
1-800-523-1188

Text Telephone:
1-800-523-8004

World Wide Web:
www.vanguard.com

Information provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
file number: 811-4627

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

I082N-03/26/1999

                                    PART B

                     VANGUARD CONVERTIBLE SECURITIES FUND

                               (the "Fund")

                      STATEMENT OF ADDITIONAL INFORMATION
                                March 26, 1999

  This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated March 26, 1999. To obtain the Prospectus or an additional Annual Report to Shareholders, which contains the Fund's Fi-nancial Statements as hereby incorporated by reference, please call:

                        Investor Information Department
                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Description of the Fund....................................................  B-1
Fundamental Investment Limitations.........................................  B-3
Purchase of Shares.........................................................  B-4
Redemption of Shares.......................................................  B-4
Management of the Fund.....................................................  B-5
Investment Advisory Services...............................................  B-8
Portfolio Transactions..................................................... B-10
Investment Policies........................................................ B-11
Financial Statements....................................................... B-16
Yield and Total Return..................................................... B-16
Share Price................................................................ B-17
Comparative Indexes........................................................ B-18
Appendix--Description of Securities and Ratings............................ B-22

                            DESCRIPTION OF THE FUND

Organization

  The Fund was organized as a Maryland corporation in 1986, and was reorga-nized as a Delaware business trust in June 1998. The Fund is registered with the United States Securities and Exchange Commission under the Investment Com-pany Act of 1940 (the "1940 Act") as an open-end diversified management in-vestment company.

  There is no limit on the number of full and fractional shares that the Fund may issue.

Service Providers

  Custodian. First Union National Bank, PA4943, 530 Walnut Street, Philadel-phia, Pennsylvania 19106, serves as the Fund's custodian. The custodian is re-sponsible for maintaining the Fund's assets and keeping all necessary accounts and records.

  Independent Accountants. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accoun-tants. The accountants audit financial statements for the Fund and provide other related services.

  Transfer and Dividend-Paying Agent. The Fund's transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

Characteristics of the Fund's Shares

  Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

  Shareholder Liability. The Fund is organized under Delaware law, which pro-vides that shareholders of a business trust are entitled to the same limita-tions of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

  Dividend Rights. The Fund's shareholders are entitled to receive any divi-dends or other distributions declared by the Fund. No shares have priority or preference over any other shares with respect to dividends or distributions of the Fund. All dividends and distributions will be paid ratably to all Fund shareholders according to the number of Fund shares held by shareholders on the record date.

  Voting Rights. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a mate-rial degree the rights and preferences of the shares of any class or fund; or
(iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various cir-cumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of the Fund. Fund shareholders receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. Voting rights are non-cumulative and cannot be modified without a majority vote.

  Liquidation Rights. If the Fund is liquidated, each shareholder will be en-titled to receive, based on the number of shares held, a pro rata share of the Fund's assets that remain after satisfaction of all liabilities. Shareholders may receive cash, securities, or a combination of the two.

  Preemptive Rights. There are no preemptive rights associated with shares of the Fund.

  Conversion Rights. There are no conversion rights associated with shares of the Fund.

  Redemption Provisions. The Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

  Sinking Fund Provisions. The Fund has no sinking fund provisions.

  Calls or Assessment. The Fund's shares, when issued, are fully paid and non-assessable.

Tax Status of the Trust

  "Regulated Investment Company." The Fund qualifies as a "regulated invest-ment company" under Subchapter M of the Internal Revenue Code. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements. If the Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-gaining its tax status as a regulated investment company.

                      FUNDAMENTAL INVESTMENT LIMITATIONS

  The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the hold-ers of a majority of the Fund's shares. For these purposes, a "majority" of the Fund's shares means shares representing the lesser of: (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of the Fund's net asset value.

  Borrowing. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments if its outstand-ing borrowings exceed 5% of net assets.

  Commodities and Options. The Fund may not invest in commodities, except that it may invest in stock futures contracts, options, and options on futures con-tracts. No more than 5% of the Fund's total assets may be used as initial mar-gin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.

  Diversification. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one is-suer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government or its agencies or instrumentalities.

  Illiquid Securities. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are il-liquid.

  Industry Concentration. The Fund may not invest more than 25% of its total assets in any one industry.

  Investing for Control. The Fund may not invest in a company for purposes of controlling its management.

  Investment Companies. The Fund may not invest in any other investment compa-ny, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objec-tives and investment policies consistent with those of the Fund.

  Loans. The Fund may not lend money to any person except (i) by purchasing bonds or other debt securities or by entering into repurchase agreements; (ii) by lending its portfolio securities; and (iii) to another Vanguard fund through Vanguard's interfund lending program.

  Margin. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to com-modities.

  Oil, gas, minerals. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.

  Pledging assets. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

  Real Estate. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.

  Senior securities. The Fund may not issue senior securities, except in com-pliance with the 1940 Act.

  Underwriting. The Fund may not engage in the business of underwriting secu-rities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

  None of these limitations prevents the Fund from participating in The Van-guard Group ("Vanguard"). As a member of the Group, the Fund may own securi-ties issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Trust" for more information.

  Compliance with the investment limitations set forth above is measured at the time securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                              PURCHASE OF SHARES

  The Fund reserves the right in its sole discretion (i) to suspend the offer-ing of its shares; (ii) to reject purchase orders when in the judgment of man-agement such rejection is in the best interest of the Fund; and (iii) to re-duce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts (such as employee benefit plans) or under circumstances where certain economies can be achieved in sales of the Fund's shares.

Trading Shares through Charles Schwab

  The Fund has authorized Charles Schwab & Co., Inc. (Schwab) to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf subject to those terms and condi-tions. Under this arrangement, the Fund will be deemed to have received a pur-chase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Fund's instructions. Cus-tomer orders that are properly transmitted to the Fund by Schwab, or if appli-cable, Schwab's authorized designee, will be priced as follows:

  Orders received by Schwab before 3 p.m. Eastern time on any business day will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders re-ceived by Schwab after 3 p.m. Eastern time will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.

                             REDEMPTION OF SHARES

  The Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (i) during any period that the New York Stock Exchange is closed or trading on the Exchange is restricted, as determined by the Securi-ties and Exchange Commission; (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not rea-sonably practicable for the Fund to dispose of securities owned by it or fairly determine the value of its assets; and (iii) for such other periods as the Commission may permit.

  No charge is made by the Fund for redemptions. Shares redeemed by a Fund shareholder may be worth more or less than what the shareholder paid for them, depending on the current market value of the securities held by the Fund.

                          MANAGEMENT OF THE FUND

Officers and Trustees

  The officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Trust and choose its officers. The following is a list of the Trustees and of-ficers of the Fund and a statement of their present positions and principal occupations during the past five years. As a group, the Fund's Trustees and officers own less than 1% of the outstanding shares of the Fund. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 36 investment companies administered by Vanguard (35 in the case of Mr. Malkiel and 28 in the case of Mr. MacLaury). The mailing address of the Trustees and officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE (DOB: 5/8/1929), Senior Chairman and Trustee*
Senior Chairman and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group; Director of The Mead Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).

JOHN J. BRENNAN (DOB: 7/29/1954), Chairman, Chief Executive Officer, and
Trustee *
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (DOB: 1/25/1950), Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson and Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (DOB: 5/7/1931), Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL (DOB: 8/28/1932), Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR. (DOB: 10/8/1941), Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/Appliances); Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Products Company).

JOHN C. SAWHILL (DOB: 6/12/1936), Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries (Machinery/Coal/Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR. (DOB: 5/13/1931), Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (DOB: 3/2/1936), Trustee
Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Products); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY (DOB: 12/7/1938), Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS (DOB: 5/21/1957), Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN (DOB: 9/4/1961), Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

-------------------------------------------------------------------------------
*Officers of the Trust are "interested persons" as defined in the Investment Company Act of 1940.

The Vanguard Group

  Vanguard Convertible Securities Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund, and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, and distri-bution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

  Vanguard employs a supporting staff of management and administrative person-nel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Trustees of each fund. In addi-tion, each fund bears its own direct expenses such as legal, auditing, and custodian fees. In order to generate additional revenues and thereby reduce the funds' expenses, Vanguard also provides certain administrative services to other organizations.

  Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 un-der the Investment Company Act of 1940. The Code is designed to prevent unlaw-ful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to en-gage in personal securities transactions. However, such transactions are sub-ject to procedures and guidelines similar to, and in many cases more restric-tive than, those recommended by a blue ribbon panel of mutual fund industry executives.

  Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each investment company (Trust) that is a member of the Group. The amounts which each of the Trusts has invested in Vanguard are adjusted from time to time in order to maintain the proportionate relationship between each Trust's relative net as-sets and its contribution to Vanguard's capital. At November 30, 1998, the Trust had contributed capital of $28,000 to Vanguard, representing 0.02% of the Fund's net assets and 0.1% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard Trust may be called upon to invest up to 0.40% of its current assets in Vanguard; and (b) there is no other limitation on the dollar amount each Vanguard Trust may contribute to Vanguard's capitalization.

Management

  Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships;
(6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to Vanguard funds by third parties. During the fiscal years ended November 30, 1996, 1997, and 1998, the Fund's share of actual net costs of operation relating to management and administrative services provided by Vanguard totaled approximately $457,000, $434,000, and $484,000, respectively.

Distribution

  Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the Trusts in the Group. The principal distribution expenses are for advertising, promo-tional materials, and marketing personnel. Distribution services may also in-clude organizing and offering to the public, from time to time, one or more new investment companies which will become members of Vanguard. The Trustees and officers of Vanguard determine the amount to be spent annually on distri-bution activities, the manner and amount to be spent on each Trust, and whether to organize new investment companies.

  One-half of the distribution expenses of a marketing and promotional nature is allocated among the Trusts based upon relative net assets. The remaining one-half of those expenses is allocated among the

Trusts based upon each Trust's sales for the preceding 24 months relative to the total sales of all the Trusts as a Group; provided, however, that no Trust's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for Vanguard, and that no Trust shall incur annual distribution expenses in excess of 0.02 of 1% of its average month-end net assets. During the fiscal years ended November 30, 1996, 1997, and 1998, the Fund incurred approximately $30,000, $34,000, and $45,000 respectively, of Vanguard's dis-tribution and marketing expenses.

Investment Advisory Services

  Vanguard provides investment advisory services to several Vanguard Trusts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Trusts utilizing these services.

Trustee Compensation

  The individuals in the following table serve as Trustees of all Vanguard Trusts, and each Trust pays a proportionate share of the Trustees' compensa-tion. The Trusts employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Trusts.

  Independent Trustees. The Trusts compensate their independent Trustees--that is, the ones who are not also officers of the Trust--in three ways:

 . The independent Trustees receive an annual fee for their service to the Trusts, which is subject to reduction based on absences from scheduled Board meetings.

 . The independent Trustees are reimbursed for the travel and other expenses that they incur attending Board meetings.

 . Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

  "Interested" Trustees. The Fund's interested Trustees--Messrs. Bogle and Brennan--receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.

  Compensation Table. The following table provides compensation details for each of the Trustees. For the Fund, we list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard Trusts upon retirement, and the total amount of com-pensation paid to each Trustee by all Vanguard Trusts. All information shown is for the fiscal year ended November 30, 1998.

                     VANGUARD CONVERTIBLE SECURITIES FUND
                              COMPENSATION TABLE

                             Total     Pension or Retirement    Estimated       Total Compensation
                          Compensation  Benefits Accrued As  Annual Benefits From All Vanguard Trusts
Names of Trustees          From Fund   Part of Fund Expenses Upon Retirement  Paid to Trustees(/1/)
-----------------         ------------ --------------------- --------------- ------------------------
John C. Bogle...........      None             None                 None                None
John J. Brennan.........      None             None                 None                None
Barbara Barnes
 Hauptfuhrer(/2/).......       $46               $6              $15,000             $75,000
Robert E.
 Cawthorn(/2/)..........       $23               $4              $ 6,000             $37,500
JoAnn Heffernan Heisen..       $19               $3              $15,000             $31,250
Bruce K. MacLaury.......       $48               $6              $12,000             $70,000
Burton G. Malkiel.......       $46               $4              $15,000             $75,000
Alfred M. Rankin, Jr....       $46               $3              $15,000             $75,000
John C. Sawhill.........       $46               $4              $15,000             $75,000
James O. Welch, Jr......       $46               $5              $15,000             $75,000
J. Lawrence Wilson......       $46               $3              $15,000             $75,000

--------
(1) The amounts reported in this column reflect the total compensation paid to each Trustee for their serving as Trustee of 36 Vanguard Trusts (35 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).
(2) Mr. Cawthorn and Mrs. Hauptfuhrer have retired from the Trust's Board, effective May 31, 1998 and December 31, 1998, respectively.

                         INVESTMENT ADVISORY SERVICES

  The Fund has entered into an investment advisory agreement with Oaktree Cap-ital Management, LLC (the "Adviser") under which Oaktree manages the invest-ment and reinvestment of the assets of the Fund and continuously reviews, su-pervises, and administers the Fund's investment program. The Adviser dis-charges its responsibilities subject to the control of the Fund's officers and Trustees.

  Under the agreement, the Fund pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter (the "Basic Fee"):

   Net Assets                                                              Rate
   ----------                                                             ------
   First $100 million.................................................... 0.425%
   Next $100 million..................................................... 0.400%
   Next $100 million..................................................... 0.375%
   Next $100 million..................................................... 0.350%
   Over $400 million..................................................... 0.325%

  Beginning November 30, 1997, the Basic Fee payment to the Adviser may be in-creased or decreased by a Performance Fee Adjustment (the "Adjustment"). The Adjustment is a percentage of the Basic Fee and changes proportionately with the investment performance of the Fund relative to the investment performance of the First Boston Convertible Securities Index (the "Index"). The following table sets forth the Adjustment of the Basic Fee payable by the Fund to the Adviser under the investment advisory agreement.

        Cumulative Performance of
         the Fund vs. the Index          Performance Fee Adjustment
         for the Relevant Period        as a Percentage of Basic Fee
        -------------------------       ----------------------------
   -100% of Performance Factor or more              -50%
   -1% to -99% of Performance Factor             0 to -50%
    0                                                0
   +1% to +99% Performance Factor                0 to +50%
   +100% of Performance Factor or more              +50%

  The Adjustment will be calculated as follows, using data from the table be-low:

  To calculate the Adjustment for a given quarter, (1) for the Relevant Period for that quarter as set forth in the following table (the "Relevant Period"), the difference between the investment performance of the Fund and the invest-ment performance of the Index (the "Performance Differential") will be calcu-lated; (2) the Performance Differential will be compared to the Performance Factor specified by the table for that period to determine the extent to which an Adjustment is in order; and (3) the Adjustment will be the appropriate per-centage of the Basic Fee* for an average quarter in that Relevant Period de-termined from the table above.
--------
* For purposes of this calculation, the relevant Basic Fee is calculated by applying the quarterly rate against average assets over the relevant period for which performance is measured.

                                                                    Performance
   Quarter Ending                               Relevant Period    Factor (b.p.)
   --------------                             -------------------- -------------
   Before 11/30/1997.........................         --no adjustment--
   11/30/1997................................ 12/1/1996-11/30/1997       67
    2/28/1998................................ 12/1/1996-2/28/1998        83
    5/31/1998................................ 12/1/1996-5/31/1998       100
    8/31/1998................................ 12/1/1996-8/31/1998       117
   11/30/1998................................ 12/1/1996-11/30/1998      133
    2/28/1999................................ 12/1/1996-2/28/1999       150
    5/31/1999................................ 12/1/1996-5/31/1999       167
    8/31/1999................................ 12/1/1996-8/31/1999       183
   11/30/1999................................ 12/1/1996-11/30/1999      200
   After 11/30/1999.......................... prior 36 months           200

  The investment performance of the Fund for any given period, expressed as a percentage of its net asset value per share at the beginning of such period, shall be the sum of: (i) the change in the Fund's net asset value per share during such period; (ii) the value of the cash distributions per share accumu-lated to the end of such period; and (iii) the value of capital gains taxes per share paid or payable by the Fund on undistributed realized long-term cap-ital gains accumulated to the end of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income, and of capital gains taxes per share paid or pay-able on undistributed realized long-term capital gains, shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes.

  The "investment record" of the Index for the period, expressed as a percent-age of the Index level at the beginning of the period, shall be the sum of (i) the change in the level of the Index during the period and (ii) the value, computed consistently with the Index, of cash distributions having an ex-divi-dend date occurring within the period made by companies whose securities com-prise the Index.

  During the fiscal years ended November 30, 1996, 1997, and 1998, the Trust incurred investment advisory fees of approximately $578,000, $731,000 (before a decrease of $91,000 based on performance), and $770,000 (before a decrease of $3,000 based on performance), respectively.

  The investment advisory agreement has a term of one year. To be renewed for an additional one-year term, the agreement must be specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a ma-jority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the Board of Trustees of the Fund on 60 days' written notice to the Adviser, or (2) by the Adviser upon 60 days' written notice to the Trust.

  The Fund's Board of Trustees may, without the approval of shareholders, pro-vide for:

    A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

    B. A change in the terms of an advisory agreement.

    C. The continued employment of Oaktree or another adviser, after an assignment of the advisory agreement resulting from a change in control of the adviser.

  Any such change will be communicated to shareholders in writing.


Description of Oaktree

  Oaktree Capital Management, LLC specializes in selected niche investment markets. The founders of Oaktree formed the company in April 1995 after having managed convertible securities, distressed debt, and high yield bond accounts for Trust Company of the West (TCW) since 1985.

  Larry W. Keele, Principal and one of the five founders of Oaktree, serves as the Fund's manager. Mr. Keele is supported by research and other investment services provided by the professional staff of Oaktree. As of November 30, 1998, Oaktree managed approximately $11.4 billion.

                            PORTFOLIO TRANSACTIONS

  The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and di-rects the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commis-sion which provides the most favorable total cost or proceeds reasonably ob-tainable under the circumstances.

  In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

  The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Trustees, the Adviser may cause the Trust to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for ef-fecting the same transaction; provided that such commission is deemed reason-able in terms of either that particular transaction or the overall responsi-bilities of the Adviser to the Fund.

  Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that other-wise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it generally will not pay higher commission rates spe-cifically for the purpose of obtaining research services.

  During the fiscal years ended November 30, 1996, 1997, and 1998 the Fund paid $111,718, $41,776, and $72,951 in brokerage commissions.

  Some securities considered for investment by the Fund may also be appropri-ate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser. Although there may be no specified formula for allocating such transactions, the allocation methods used and the results of such allocations will be subject to periodic review by the Fund's Board of Trustees.

                              INVESTMENT POLICIES

  The following policies supplement the Trust's investment objective and poli-cies set forth in the Prospectus.

  Futures Contracts and Options. The Fund may enter into stock futures con-tracts, options, and options on futures contracts for the following reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regu-lated under the Commodity Exchange Act by the Commodity Futures Trading Com-mission ("CFTC"), a U.S. Government Agency. Assets committed to futures con-tracts will be segregated to the extent required by law.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold," "selling" a contract previ-ously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less that 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the market value of the underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securi-ties it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of a Fund's income to fluctuations in the market value of the underlying securities, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.

  Restrictions on the Use of Futures Contracts. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

  Risks Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insuffi-cient cash, it may have to sell portfolio securities to meet daily margin re-quirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the invest-ment advisers do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Fund involves the risk of imper-fect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and experi-ence a decline in the value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or re-lated option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

  Federal Tax Treatment of Futures Contracts. Except for transactions the Fund has identified as hedging transactions, the Fund is required for federal in-come tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon dis-position. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

  In order for the Fund to continue to qualify for federal income tax treat-ment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, inter-est, income derived from loans of securities, and gains from the sale of secu-rities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. It is antici-pated that any net gain realized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.

  The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transac-tions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.

  Foreign Investments. Vanguard Convertible Securities Fund may invest up to 20% of its assets in securities of foreign companies. The Fund anticipates that all or virtually all of the foreign securities it owns will be U.S. dollar denominated. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

  Currency Risk. Because the foreign securities owned by the Fund will be overwhelmingly U.S. dollar denominated, there will be little or no currency risk in the typical sense--i.e., the value of the Fund's foreign securities will not fluctuate directly in response to changes in currency exchange rates. However, if the currency of an issuer's country decreases against the dollar, it could lead to a decrease in the value of the issuer's common stock in dollar terms. That, in turn, could negatively affect the value of a dollar-denominated security that is convertible into the issuer's common stock.

  Country Risk. As foreign companies are not generally subject to uniform ac-counting, auditing, and financial reporting standards and practices compa-rable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic de-velopments which could affect the value of securities issued by companies in those countries.

  Turnover Rate. While the turnover rate is not a limiting factor when manage-ment deems changes appropriate, it is anticipated that the annual turnover rate for the Fund will not normally exceed 100%. A rate of turnover of 100% could occur, for example, if all of the securities held by the Trust are re-placed within a period of one year. The Fund's turnover rate for each of the last five fiscal years is set forth under "Financial Highlights," in the Fund's Prospectus.

  Illiquid and Restricted Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

  Each Fund may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

  If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. While the Fund's in-vestment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the advis-er's decisions. The factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institu-tional buyers, and the availability of information about the security's issu-er.

  Repurchase Agreements. The Fund, either alone or together with other members of the Vanguard Group, may invest in repurchase agreements with commercial banks, brokers or dealers, either for defensive purposes due to market condi-tions or to generate income from its excess cash balances. A repurchase agree-ment is an agreement under which the Fund acquires a fixed-income security
(gen     -
erally a security issued by the U.S. Government or an agency thereof, a bank-er's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repur-chase agreement and are held by a custodian bank until repurchased. In addi-tion, the Fund's Board of Trustees monitors repurchase agreement transactions generally and has established guidelines and standards for a review by the in-vestment adviser of the creditworthiness of any bank, broker, or dealer that is a counterparty to a repurchase agreement.

  Lending of Securities. The Fund may lend its investment securities to quali-fied institutional investors (typically brokers, dealers, banks, or other fi-nancial institutions) who need to borrow securities in order to complete cer-tain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment se-curities, the Trust attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the Investment Company Act of 1940, and the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral when-ever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bear-ing short-term investments), any distribution on the loaned securities, and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditwor-thiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

  At present time, the Staff of the Commission does not object if an invest-ment company pays reasonable negotiated fees in connection with loaned securi-ties, so long as such fees are set forth in written contract and approved by the investment company's Trustees. In addition, voting rights pass with the loaned securities, but if a material event occurs that affects the loaned se-curities, the loan must be called and the securities voted.

  Vanguard Interfund Lending Program. The SEC has issued an exemptive order permitting the Fund to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in com-pliance with all conditions of the SEC's exemptive order.

  Temporary Investments. The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental invest-ment policies and strategies in response to adverse market, economic, politi-cal, or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of mu-nicipal or corporate issuers, obligations of the U.S. Government and its agen-cies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

                             FINANCIAL STATEMENTS

  The Fund's Financial Statements for the year ended November 30, 1998, in-cluding the financial highlights for each of the five fiscal years in the pe-riod ended November 30, 1998, appearing in the Fund's 1998 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, indepen-dent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Fund's Annual Report to Shareholders, which may be obtained without charge.

                            YIELD AND TOTAL RETURN

  The yield of the Fund for the 30-day period ended November 30, 1998 was 4.23%.

  The Fund's average annual total return for the one-, five-, and ten-year pe-riods ended November 30, 1998 was -2.16%, 7.64%, and 10.88%, respectively. The Fund's average annual total return from its inception on June 17, 1986 until November 30, 1998 was 8.73%.

Average Annual Total Return

  Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quo-tations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.

  Average annual total return is calculated by finding the average annual com-pounded rates of return of a hypothetical investment over such periods accord-ing to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)/1/n/-1

    Where:
        T     =  average annual total return
        P     =  a hypothetical initial investment of $1,000
        n     =  number of years
        ERV   =  ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Cumulative Total Return

  Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were rein-vested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) -1

    Where:
        C   =  cumulative total return
        P   =  a hypothetical initial investment of $1,000
        ERV =  ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

SEC Yields

  Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by di-viding the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((a-b)/cd+1)/6/-1]

    Where:
        a   =  dividends and interest earned during the period.
        b   =  expenses accrued for the period (net of reimbursements).
        c   =  the average daily number of shares outstanding during
               the period that were entitled to receive dividends.
        d   =  the maximum offering price per share on the last day of the period.

                                  SHARE PRICE

  The Fund's share price, or "net asset value" per share, is calculated by di-viding the Fund's total assets, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, on each day that the Exchange is open for trading.

  Portfolio securities for which market quotations are readily available (in-cludes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. If such a security is not traded on a valuation date, it will be valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to re-flect the fair market value of such securities.

  Short term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premi-um, which approximates market value.

  Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of se-curities as well as any developments related to specific securities.

  Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

  The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of "Vanguard Funds".

                              COMPARATIVE INDEXES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member Trusts of The Vanguard Group of Investment Companies.

  Each of the investment company members of The Vanguard Group, including Van-guard Convertible Securities Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

  Standard & Poor's 500 Composite Stock Price Index--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

  Standard & Poor's MidCap 400 Index--is composed of 400 medium sized domestic stocks.

  Standard & Poor's 500/BARRA Value Index--consists of the stocks in the Stan-dard & Poor's 500 Composite Stock Price Index ("S&P 500") with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

  Standard & Poor's SmallCap 600/BARRA Value Index--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

  Standard & Poor's SmallCap 600/BARRA Growth Index--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

  Russell 1000 Value Index--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

  Wilshire 5000 Equity Index--consists of more than 7,000 common equity secu-rities, covering all stocks in the U.S. for which daily pricing is available.

  Wilshire 4500 Equity Index--consists of all stocks in the Wilshire 5000 ex-cept for the 500 stocks in the Standard & Poor's 500 Index.

  Morgan Stanley Capital International EAFE Index--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

  Goldman Sachs 100 Convertible Bond Index--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of $100 million or greater in market capitalization. The index is priced monthly.

  Salomon Brothers GNMA Index--includes pools of mortgages originated by pri-vate lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

  Salomon Brothers High-Grade Corporate Bond Index--consists of publicly is-sued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  The Lehman Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Secu-rities Index and includes treasury issues, agency issues, corporate bond is-sues and mortgage-backed securities. All securities are rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million.

  Lehman Long-Term Treasury Bond Index--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of ten years or greater.

  Merrill Lynch Corporate & Government Bond Index--consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

  Lehman Corporate (Baa) Bond Index--all publicly offered fixed-rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $25 million outstanding. This index includes over 1,000 issues.

  Lehman Brothers Long-term Corporate Bond Index--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, non-convertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than ten years.

  Bond Buyer Municipal Bond Index--is a yield index on current-coupon high grade general-obligation municipal bonds.

  Standard & Poor's Preferred Index--is a yield index based upon the average yield of four high grade, noncallable preferred stock issues.

  NASDAQ Industrial Index--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not in-clude income.

  Composite Index--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

  Composite Index--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

  Composite Index--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

  Lehman Long-Term Corporate AA or Better Bond Index--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

  Lehman Brothers Aggregate Bond Index--is a market weighted index that con-tains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa--or better. The Index has a market value of approximately $4 trillion.

  Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB--or better with maturities be-tween one and five years. The index has a market value of approximately $1.6 trillion.

  Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index-- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB--or better with maturities between five and ten years. The index has a market value of approximately $700 bil-lion.

  Lehman Brothers Long (10+) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB--or better with maturities of ten or more years. The in-dex has a market value of over $900 billion.

  Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index--is a market weighted index that contains all investment grade corporate debt secu-rities with maturities of one to five years. The index has a market value of approximately $175 billion.

  Lehman Brothers Mutual Fund Short (1-5) U.S. Treasury Index--is a market weighted index that contains all U.S. Treasury securities with maturities of one to five years. The index has a market value of approximately $1.1 tril-lion.

  Lehman Brothers Mutual Fund Short (1-5) U.S. Government Index--is a market weighted index that contains all U.S. Government agency and Treasury securi-ties with maturities of one to five years. The index has a market value of ap-proximately $1.3 trillion.

  Lehman Brothers Mutual Fund Intermediate (5-10) U.S. Treasury Index--is a market weighted index that contains all U.S. Treasury securities with maturi-ties of five to ten years. The index has a market value of approximately $300 billion.

  Lehman Brothers Mutual Fund Intermediate (5-10) Investment Grade Debt In-dex--is a market weighted index that contains all investment grade debt secu-rities with maturities of five to ten years. The index has a market value of approximately $225 billion.

  Lipper Small Company Growth Fund Average--the average performance of small company growth funds as defined by Lipper, Inc. Lipper defines a small company growth fund as a fund that by prospectus or in practice limits its investments to companies on the basis of the size of the company. From time to time, Van-guard's advertisements may refer to the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the group at its inception).

  Lipper General Equity Fund Average--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper, Inc.

  Lipper Fixed Income Fund Average--an industry benchmark of average fixed in-come funds with similar investment objectives and policies, as measured by Lipper, Inc.

  Russell 3000 Index--consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

  Russell 2000 Stock Index--consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

  Lipper Balanced Fund Average--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper, Inc.

  Lipper Non-Government Money Market Fund Average--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper, Inc.

  Lipper Government Money Market Fund Average--an industry benchmark of aver-age government money market funds with similar investment objectives and poli-cies, as measured by Lipper, Inc.

  First Boston Convertible Securities Index--Established as a performance benchmark in 1982, the Index is valued monthly and generally includes 250 to 300 issues of convertible securities rated B- or better by Standard & Poor's, and a predominant proportion of the market capitalization of the total value of all convertible securities.

                APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS

I. Description of Bond Ratings

  Excerpts from Moody's Investors Service, Inc., ("Moody's") description of its bond ratings:

  Aaa Judged to be the best quality. They carry the smallest degree of investment risk.

  Aa Judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

  A Possess many favorable investment attributes and are to be considered as "upper medium grade obligations".

  Baa Considered as medium grade obligations, i.e., they are nei-ther highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be charac-teristically unreliable over any great length of time.

  Ba Judged to have speculative elements; their future cannot be considered as well assured.

  B             Generally lack characteristics of the desirable investment;
                Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to prin-cipal or interest.

  Ca            Speculative in a high degree; often in default.

  C Lowest rated class of bonds; regarded as having extremely poor prospects.

  Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  Excerpts from Standard & Poor's Corporation ("S&P") description of its four highest bond ratings:

  AAA Highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

  AA Also qualify as high grade obligations. A very strong capac-ity to pay interest and repay principal and differs from AAA issues only in small degree.

  A Regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although they are some-what susceptible to the adverse effects of changes in circum-stances and economic conditions than debt in higher rated categories.

  BBB Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate pro-tection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment.

  BB, B, CCC, CC Predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation.

  BBIndicates the lowest degree of speculation and CC the highest.

  S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.